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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Materials Pursuant to 14a-11(c) or Rule 14a-12

                               AMB FINANCIAL CORP.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                                       AMB
                                 FINANCIAL CORP.


                                                                  March 22, 2002




Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of AMB Financial Corp., we cordially invite you to attend the annual meeting of stockholders. The annual meeting will be held at 10:30 a.m. central standard time on April 24, 2002 at our main office located at 8230 Hohman Avenue, Munster, Indiana.

     In addition to the election of two directors, stockholders are also being asked to ratify the appointment of Cobitz, Vandenberg & Fennessy as independent auditors. The Board of Directors unanimously recommends that you vote FOR the election of the nominees for director as well as the ratification of the appointment of Cobitz, Vandenberg & Fennessy.

     We encourage you to attend the meeting in person. Whether or not you attend the meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.



                                           Sincerely,


                                           CLEMENT B. KNAPP, JR.
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                       AMB
                                 FINANCIAL CORP.
                               8320 Hohman Avenue
                           Munster, Indiana 46321-1579
                                 (219) 836-5870


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 24, 2002

     Notice is hereby given that the annual meeting of stockholders of AMB Financial Corp. will be held at our main office located at 8230 Hohman Avenue, Munster, Indiana, at 10:30 a.m., central standard time, on April 24, 2002.

     A proxy card and a proxy statement for the meeting are enclosed.

     The annual meeting is for the purpose of considering and acting upon:

     Proposal I.   The election of two directors of AMB Financial, each with a term of three years;

     Proposal II.  The ratification of the appointment of Cobitz, Vandenberg &
                   Fennessy as the independent auditors for AMB Financial for the fiscal year ending December 31, 2002; and

such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

     Any action may be taken on any one of the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed. Stockholders of record at the close of business on March 13, 2002 are the stockholders entitled to vote at the annual meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Clement B. Knapp, Jr.
                                              CHAIRMAN OF THE BOARD, PRESIDENT
                                              AND CHIEF EXECUTIVE OFFICER


Munster, Indiana
March 22, 2002






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        IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE
        OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL
       MEETING. ASELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                                 PROXY STATEMENT

                                       AMB
                                 FINANCIAL CORP.
                               8320 Hohman Avenue
                           Munster, Indiana 46321-1579
                                 (219) 836-5870

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2001

     The Board of Directors of AMB Financial Corp., which we refer to as the company or AMB Financial, his using this proxy statement to solicit proxies from the holders of AMB Financial common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about March 22, 2002.

     Certain of the information provided herein relates to our wholly owned subsidiary, American Savings FSB, which we refer to as American Savings or the Bank.

TIME AND PLACE OF THE ANNUAL MEETING; MATTERS TO BE CONSIDERED

     Our annual meeting will be held as follows:

     DATE:    April 24, 2002
     TIME:    10:30 a.m., Central Standard Time
     PLACE:   Main office of AMB Financial Corp.
              8320 Hohman Avenue
              Munster, Indiana

     At the annual meeting, stockholders are being asked to consider and vote upon the following proposals:

     o the election of two directors of AMB Financial, each with a term of three years;

     o the ratification of the appointment of Cobitz, Vandenberg & Fennessy as AMB Financial's independent auditors for the fiscal year ending December 31, 2002; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

VOTING RIGHTS OF STOCKHOLDERS; REQUIRED VOTE FOR APPROVAL

     Only holders of record of AMB Financial common stock on March 13, 2002 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of AMB Financial common stock you own as of the record date. On March 13, 2002, 861,063 shares of AMB Financial common stock were outstanding and entitled to vote at the annual meeting.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal other than the election of directors have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the AMB Financial common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     THE AMB FINANCIAL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" THE PROPOSAL TO RATIFY COBITZ, VANDENBERG & FENNESSY AS AMB FINANCIAL'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

VOTING OF PROXIES; REVOCABILITY OF PROXIES; PROXY SOLICITATION COSTS

     Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of AMB Financial common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting if you are a record holder or have appropriate authorization from the record holder.

     Voting instructions are included on your proxy card. Shares of AMB Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the Board of Directors' nominees and "FOR" ratification of the appointment of Cobitz, Vandenberg & Fennessy as our independent auditors for the fiscal year ending December 31, 2002. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

     You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

     You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of AMB Financial; (ii) notifying the Secretary of AMB Financial in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Denise L. Knapp, Secretary of AMB Financial at 8320 Hohman Avenue, Munster, Indiana 46321-1579.

     If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring appropriate documents from the nominee indicating that you were the beneficial owner of AMB Financial common stock and authorizing you to vote the shares on March 13, 2002, the record date for voting at the annual meeting, and stating the number of shares held by the nominee on your behalf.

     If you participate in our Employee Stock Ownership Plan ("ESOP") you will receive a voting instruction form that reflects all shares you may vote under the plan to which the form relates. Under the terms of the ESOP, all shares held in the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her ESOP account. Unallocated shares of Company common stock held by the ESOP Trust and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of their fiduciary duties.

     We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth as of March 13, 2002, information regarding share ownership of: (i) those persons or entities known by us to beneficially own more than five percent of the common stock; (ii) each member of the AMB Financial Board of Directors; (iii) each executive officer of AMB Financial named in the Summary Compensation table appearing under "Executive Compensation" below; and (iv) all current directors and executive officers of AMB Financial as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as AMB Financial.

                                                 SHARES
                                              BENEFICIALLY
                                                OWNED AT            PERCENT
          BENEFICIAL OWNER                   MARCH 13, 2002        OF CLASS
          ----------------                   --------------        --------
AMB Financial Corp.
Employee Stock Ownership Plan
8230 Hohman Avenue                              127,583(1)           14.82%
Munster, Indiana

Clement B. Knapp, Jr.                           120,598(2)           13.35

Ronald W. Borto                                  39,624(3)            4.56

Donald L. Harle                                  26,052(3)            3.00

John C. McLaughlin                               11,121(3)            1.28

John G. Pastrick                                 15,102(3)            1.74

Robert E. Tolley                                 19,902(3)            2.29

Directors, director emeritus and
 executive officers, as a group (12 persons)    366,959(4)           36.29

--------------------

(1) The amount reported represents shares held by the ESOP, 74,053 shares of which have been allocated to accounts of participants. Home Federal Savings Bank, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) Includes 15,456 shares allocated under the ESOP, options to purchase 42,154 shares pursuant to the Company's stock option plan, and 28,877 shares beneficially owned by Mrs. Knapp (including options of 13,489).

(3) Includes options to purchase 8,430 shares which each director has the right to acquire pursuant to the stock option plan.

(4) Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, vested stock options, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.

                       PROPOSAL I - ELECTION OF DIRECTORS

     Our Board of Directors is composed of six members, each of whom is also a director of American Savings Directors are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. One-third of the directors are elected annually.

     The following table sets forth certain information regarding the composition of our Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the annual meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                               DIRECTOR  TERM TO
      NAME              AGE    POSITION(S) HELD                SINCE(1)   EXPIRE
================================================================================

                                    NOMINEES
                                    --------

John G. Pastrick         70    Director                          1979       2005

Robert E. Tolley         64    Director                          1987       2005



                         DIRECTORS CONTINUING IN OFFICE
                         ------------------------------

Clement B. Knapp, Jr.    60    Chairman of the Board, President  1970       2003
                               and Chief Executive Officer

Donald L. Harle          63    Director                          1995       2003

Ronald W. Borto          54    Director                          1986       2004

John C. McLaughlin       73    Director                          1979       2004
---------------------
(1)  Includes service as a director of American Savings.

     The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years.

     JOHN G. PASTRICK. Mr. Pastrick retired in April 1995 as Director of Sales for the Environmental Construction Company, a position he held since 1991. For the prior 20 years he served as Vice President of Welsh Oil Company. He is an active member in several trade organizations and community organizations.

     ROBERT E. TOLLEY. Mr. Tolley is President of RHET Engineering LLC located in Highland, Indiana and Consultant for Superior Engineering LLC located in Hammond, Indiana. He earned both his B.S.M.E. and M.S.M.E. degrees from Purdue University. Mr. Tolley is also active in several community organizations.

     CLEMENT B. KNAPP, JR. Mr. Knapp has served as Chairman of the Board, President and Chief Executive Officer of American Savings Bank since 1977 and has acted in all of such capacities with AMB Financial since its incorporation in 1993. Since joining the American Savings Bank in 1968 he has served in various capacities and attended many banking schools and seminars. He is a graduate of Georgetown University and Indiana University/Indianapolis Law School. Mr. Knapp is also active in several community organizations. Mr. Knapp is the husband of Denise L. Knapp, Secretary of American Savings Bank.

     DONALD L. HARLE. Mr. Harle is the President and Chief Executive Officer of Mid-America Mailers, Inc., a company he co-founded in 1969. He has been in the direct mail business since he graduated from Indiana University in 1960. He is active in the direct mail professional associations, as well as the American Red Cross, Boy Scouts and the Hammond Chamber of Commerce.

     RONALD W. BORTO. Mr. Borto is a certified public accountant and managing partner for the accounting firm of Borto and Borto located in Schererville, Indiana. He received his B.S. in Accounting Degree from Indiana University in 1969. Mr. Borto has also served on the Boards of Directors of Southlake Community Mental Health Center and Youche Country Club.

     JOHN C. MCLAUGHLIN. Mr. McLaughlin has been retired since 1986. Prior to his retirement, Mr. McLaughlin was a real estate developer and apartment complex owner in Hammond, Indiana. He has also served on the Board of Directors of Woodmar Country Club.

DIRECTOR EMERITUS

     We currently have one director emeritus. William J. Fitzpatrick, M.D. was formerly a director of AMB Financial and American Savings Bank and retired as such in December 1995, and was appointed as a director emeritus. Dr. Fitzpatrick was in the private practice of surgery for 35 years, prior to retiring in 1991. He is presently a self-employed health care consultant. He has served on various Boards of Directors, including the Associated Group, Blue Cross/Blue Shield of Indiana and Kentucky and the Community Hospital in Munster, Indiana.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     AMB FINANCIAL. AMB Financial's Board of Directors meets monthly. The Board of Directors met 12 times during the year ended December 31, 2001. During calendar year 2001, no director attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. We have standing audit, compensation and nominating committees.

     The Audit Committee, composed of Directors Harle, Pastrick and Borto, provides for and reviews the company's annual independent audit. This committee met four times during the fiscal ended December 31, 2001. Each member of the Audit Committee is "independent" as defined under the National Association of Securities Dealers listing standards for the Nasdaq Stock Market. The company's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has issued the following report for the year ended December 31, 2001:

     The Audit Committee of the Board of Directors has met with representatives of the independent auditors and discussed certain matters required under generally accepted auditing standards to be communicated to audit committees, in connection with the independent audit. In addition, the committee has received from the auditors a letter disclosing the matters that, in the opinion of the auditors, may reasonably be thought to bear on the auditor's independence from AMB Financial and discussed with the committee their independence.

     The committee has reviewed and discussed the company's audited financial statement with management. Based on the review and discussions noted above, the committee has recommended to AMB Financial's Board of Directors that the company's audited financial statements for the fiscal year ended December 30, 2001, be included in the Annual Report to Stockholders and Form 10-KSB.

     Ronald W. Borto              Donald L. Harle             John G. Pastrick

     The Compensation Committee reviews and approves all executive officers' compensation and related plans. This committee is composed of Directors Pastrick, McLaughlin and Harle, and met one time during fiscal 2001.

     The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of Directors Borto and McLaughlin. The committee met one time during fiscal 2001.

     While the Nominating Committee will consider nominees recommended by stockholders, the committee has not actively solicited such nominations. Pursuant to our by-laws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of AMB Financial at least 70 days prior to the meeting date provided, however, that in the event that less than 80 days' public notice of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which public notice of the date of the meeting was mailed or public announcement of the date of the meeting is made, and such written nomination must contain certain information specified in our bylaws.

     AMERICAN SAVINGS FSB. The bank's Board of Directors meets monthly. Additional special meetings may be called by the President or the Board of Directors. The Board of Directors met twelve times during the year ended December 31, 2001. During fiscal year 2001, no director of American Savings attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Directors do not receive any additional compensation for committee meeting attendance. American Savings has standing Compensation/Pension, Special Assets, Loan, Audit, CRA and Compliance Committees.

     The Compensation/Pension Committee meets to review salaries and the bank's benefit plans, the performance of officers, and recommends compensation adjustments and promotions of officers This committee is comprised of Directors Pastrick (Chairman), McLaughlin and Harle. The Compensation/Pension Committee met one time during fiscal year 2001.

     The Special Assets Committee meets quarterly to review the bank's loan portfolio and make recommendations to the full Board of Directors regarding general valuation allowance requirements. The members of the Special Assets Committee are Directors Borto (Chairman) and Knapp, and Senior Vice President Louis A. Green. The Special Assets Committee met four times during fiscal year 2001.

     The Loan Committee meets as needed to approve loans which are in excess of the individual loan officers' lending authority. The Loan Committee consists of Senior Vice President Louis A. Green (Chairman), Directors Knapp, Pastrick and Tolley, and Secretary Denise L. Knapp. The Loan Committee did not meet during fiscal year 2001 as such loans were reviewed by the Board monthly.

     The Audit Committee is comprised of Directors Harle, Patrick and Borto. The Audit Committee recommends independent auditors to the Board of Directors, and reviews the results of the auditors' reports and services. This committee met four times during fiscal year 2001.

     The CRA Committee is responsible for reviewing the bank's compliance with its requirements under the Community Reinvestment Act and making recommendations to the Board of Directors. The members of this committee are Directors Tolley (Chairman), Pastrick and Knapp, Senior Vice President Louis A. Green and Compliance Officer Todd Williams. The CRA Committee did not meet during fiscal year 2001.

     The Compliance Committee reviews the bank's compliance with operating and regulatory policies. The committee is composed of Directors Pastrick (Chairman), Tolley and Knapp, and Compliance Officer Todd Williams. This committee did not meet during fiscal year 2001 as compliance activities were presented to the Board monthly.

DIRECTOR COMPENSATION

     We pay directors a retainer fee of $1,200 per year plus $150 per meeting attended for service on the Board of AMB Financial. Directors of the Association are paid a fee of $750 per month.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The business experience of each executive officer who is not also a director is set forth below.

     LOUIS A. GREEN. Mr. Green, age 58, joined American Savings in 1967. He has held various positions including Controller and Vice President. Mr. Green was appointed as Senior Vice President of American Savings in 1985 and of AMB Financial in 1993 and is responsible for coordinating the bank's loan activities. Prior to joining American Savings, Mr. Green was an accountant in the Chicago Office of Ernst and Ernst. He is also an active member in several trade and community organizations.

     DANIEL T. POLUDNIAK. Mr. Poludniak, age 60, has been Vice President, Treasurer and Chief Financial Officer of American Savings since 1983 and AMB Financial since 1993. As Chief Financial Officer of American Savings, Mr. Poludniak is responsible for the establishment and supervision of the accounting and data processing activities of American Savings. Prior to joining American Savings in 1983, Mr. Poludniak had twenty years experience in both local and Chicago financial institutions.

     DENISE L. KNAPP. Mrs. Knapp, age 54, was appointed as the Secretary of American Savings in 1987 and of AMB Financial in 1993. She has also served as a loan officer since 1985 and as the Dyer branch manager since 1989. Since joining American Savings in 1975, Mrs. Knapp has served in various capacities and is a member of several executive committees of American Savings. Mrs. Knapp is also active in several charitable organizations in the area. Mrs. Knapp is the wife of President Knapp.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or granted by American Savings and AMB Financial to our Chief Executive Officer and our only other officer whose annual aggregate cash compensation exceeded $100,000 during the last three fiscal years. Such amounts do not include the compensation paid to our Corporate Secretary, who is our Chief Executive Officer's spouse.

===========================================================================================================================
                                      SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------
                                       |                             |           LONG TERM         |
                                       |    ANNUAL COMPENSATION      |      COMPENSATION AWARDS    |
----------------------------------------------------------------------------------------------------
                                                                         RESTRICTED
                                                                           STOCK          OPTIONS/            ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR      SALARY($)(1)     BONUS($)       AWARD ($)       SARS (#)       COMPENSATION($)(2)
---------------------------------------------------------------------------------------------------------------------------
Clement B. Knapp, Jr.,          2001       $149,400        $12,875           --              --               $ 38,907
Chairman, President and         2000        141,520         12,396           --              --                 37,040
  Chief Executive Officer       1999        136,470         11,990           --              --                 35,971

Louis A. Green,                 2001       $ 94,000        $ 8,900           --              --               $ 23,057
Senior Vice President and       2000         89,460          8,571           --              --                 21,796
  Chief Lending Officer         1999         86,010          8,290           --              --                 21,752
===========================================================================================================================

-----------------

(1)  Amount includes for Mr. Knapp fees received as a director.

(2) Includes interest paid on deferred amounts under the deferred compensation plans equal to $16,756, $14,157 and $11,624 for 2001, 2000 and 1999,
     respectively, for Mr. Knapp. Also includes contributions made by the Association to the ESOP of $22,152, $22,883 and $24,347 for year end 2001, 2000 and 1999, respectively, for Mr. Knapp. Includes interest paid on deferred amounts under the deferred compensation plans equal to $7,942, $6,667 and $5,531 for year end 2001, 2000 and 1999, respectively, for Mr. Green. Also includes contributions to the ESOP of $15,115, $15,129 and $16,218 for year end 2001, 2000 and 1999, respectively, for Mr. Green.

     No stock appreciation rights or options were granted during fiscal 2001.

     The following table provides information as to the value of the options held by AMB Financial's Chairman of the Board, President and Chief Executive Officer on December 31, 2001, none of which have been exercised. No stock appreciation rights were granted as of such date.

=====================================================================================================================
                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SECURITIES                VALUE OF
                                                        UNDERLYING UNEXERCISED       UNEXERCISED IN-THE-MONEY
                                                       OPTIONS/SARS AT FY-END(#)     OPTIONS/SARS AT FY-END($)
                                                      ---------------------------------------------------------------
                       SHARES ACQUIRED    VALUE
      NAME              ON EXERCISE(#)  REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
Clement B. Knapp, Jr.        --            --          42,155(1)         --         $21,077 (2)       $ -- (2)
=====================================================================================================================

------------------
(1) Represents options to purchase Common Stock awarded to the Chairman of the Board, President and Chief Executive Officer. Does not include options granted to the Corporate Secretary, who is the Chairman's spouse.
(2) Represents the aggregate market value (market price of the shares less the exercise price) of in-the-money options granted based upon the average of the closing price of $9.00 per share of AMB Financial's common stock as reported on the Nasdaq Small Cap Market on December 31, 2001.

EMPLOYMENT AGREEMENTS

     American Savings has entered into employment agreements with Messrs. Knapp, Poludniak and Green and Mrs. Knapp. The employment agreements are designed to assist in maintaining a stable and competent management team. The continued success of American Savings depends to a significant degree on the skills and competence of our officers. The employment agreements provide for an annual base salary in an amount not less than the employee's salary as it may be increased from time to time and an initial term, in the case of Mr. Knapp, of three years and, in the case of the other recipients, of one year. The agreements also require participation in an equitable manner in employee benefits applicable to executive personnel. The agreements provide for extensions for a period of one year on each annual anniversary date, subject to review and approval of the extension by disinterested members of our Board of Directors. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreements are also terminable by the employee upon 90 days notice to American Savings.

     The employment agreements provide for the making of a lump sum payment to the employee, in lieu of his salary, of up to 100% (299% in the case of Mr. Knapp) of the employee's base compensation if there is a "change in control" of American Savings and such employee is involuntarily terminated in connection with such change in control or within twelve months thereafter. This termination payment may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by American Savings for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to Office of Thrift Supervision change in control regulations. Such filings are generally triggered prior to the acquisition or control of 10% of our common stock. Each agreement also provides for continued health benefits for its remaining term in the event the covered employee is involuntarily terminated in connection with a change in control.

     Based on their current salaries, if the employment of Messrs. Knapp, Green and Poludniak and Mrs. Knapp had been terminated as of December 31, 2001 under circumstances entitling them to severance pay in connection with a change in control as described above, they would have been entitled to receive lump sum cash payments of approximately $473,019, $98,101, $90,585 and $42,330 respectively.

BENEFIT PLANS

     GENERAL. We currently provide health care benefits to our employees, including hospitalization, disability and major medical insurance, subject to certain deductibles and copayments by employees.

     PENSION PLAN. American Savings sponsors a defined benefit pension plan for its employees (the "Pension Plan"). An employee is eligible to participate in the Pension Plan following the completion of 12 months of service and reaching the age of 21 years. A participant must reach two years of service before he attains a vested interest in his retirement benefits. After completing six years of service, a participant will be 100% vested in his retirement benefits. The Pension Plan is funded solely through contributions made by American Savings. In 2001, the Pension Plan contribution for the plan year was $105,017 which was funded by a contribution from American Savings.

     The benefit provided to a participant at normal retirement age (65) is based on the average of the participant's monthly compensation during the five consecutive years during which his compensation was highest ("average monthly compensation"). Compensation for this purpose includes all taxable compensation paid to the participant. The monthly benefit provided to a participant who retires at age 65 is equal to 1.4% of average monthly compensation for each year of service without offset of the participant's anticipated Social Security benefits. The Pension Plan also provides for disability and death benefits.

     The following table sets forth, as of December 31, 2001, estimated annual pension benefits for individuals at age 65 payable in the form of an annuity with a minimum of 10 years of benefits under the most advantageous plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the Pension Plan continues in its present form and does not reflect offsets for Social Security benefits and does not reflect benefits payable under the ESOP. As required by the Code, the Pension Plan may not provide annual benefits which exceed certain maximum limits or which are based on annual compensation in excess of $170,000 in 2001. At December 31, 2001, Mr. Knapp had 33 years of credited service under the Pension Plan.

================================================================================

                            Years of Credited Service
--------------------------------------------------------------------------------
Remuneration       10          15         20          25         30        35
--------------------------------------------------------------------------------
  $50,000       $ 7,000     $10,500    $14,000     $17,500    $21,000    $24,500
--------------------------------------------------------------------------------
   75,000       $10,200     $15,750    $21,000     $26,500    $31,500    $38,750
--------------------------------------------------------------------------------
  100,000       $14,000     $21,000    $28,000     $35,000    $42,000    $49,000
--------------------------------------------------------------------------------
  125,000       $17,500     $26,250    $35,000     $43,750    $52,500    $61,250
--------------------------------------------------------------------------------
  150,000       $21,000     $31,500    $42,000     $52,500    $63,000    $73,500
--------------------------------------------------------------------------------
  160,000       $22,400     $33,600    $44,800     $56,000    $67,200    $78,400
--------------------------------------------------------------------------------
  170,000       $23,800     $35,700    $ 47,600    $59,500    $71,400    $83,300
================================================================================

CERTAIN TRANSACTIONS

     American Savings has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under our current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectability. However, prior to August 1989, American Savings waived loan origination fees on loans to directors and employees. At December 31, 2001, our loans to directors, officers and employees totaled approximately $17 million or 14.78% of stockholder's equity.

        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     At the annual meeting, the stockholders will consider and vote on the ratification of the appointment of Cobitz, VandenBerg & Fennessy as our independent auditors for the year ending December 31, 2002.

     The Board of Directors has heretofore renewed our arrangement for Cobitz, VandenBerg & Fennessy to be the independent auditors for the year ending December 31, 2002, subject to ratification by the stockholders. Representatives of Cobitz, VandenBerg & Fennessy are expected to attend the annual meeting to respond to appropriate questions and to make a statement if they so desire.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees for financial information systems design and implementation billed to AMB Financial by Cobitz, Vendenberg & Fennessy for year ended 2001.

     AUDIT FEES. The aggregate fees billed to AMB Financial by Cobitz, Vendenberg & Fennessy for professional services rendered for the audit of AMB Financial's financial statements for the last fiscal year and the reviews of the financial statements included in AMB Financial's Form 10-QSB for that year were $38,400.

     ALL OTHER FEES. Other than audit fees, there were fees of $4,000 billed to AMB Financial by Cobitz, Vendenberg & Fennessy for fiscal year ended 2001.

     The Audit Committee of the Board of Directors has considered whether the provision of non-auditing services and financial information systems design and implementation services, if any, (and the aggregate fees for such services) in year end 2001 by Cobitz, Vandenberg & Fennessy, the principal independent auditors, is compatible with maintaining the principal auditors independence.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive office at 8230 Hohman Avenue, Munster, Indiana 46321-1578 no later than November, 22, 2002; provided, however, that if the date of the 2003 annual meeting is before March 25, 2003 or after May 24, 2003, then the proposal must be received a reasonable time before we print and mail our materials for such meeting. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

     To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statements and form of proxy for that meeting, proposals must be received by the Company no later than February 13, 2001. If, however, the date of the next annual meeting is before April 4, 2003 or after June 23, 2003, proposals must instead be received by the Company by the close of business on the later of the 70th day before the date of the next annual meeting or the tenth day following the day on which public disclosure (by press release, in a publicly available filing with the SEC, through a notice mailed to stockholders, or otherwise) of the date of the next annual meeting is first made.

     All stockholder proposals, whether or not included in our proxy materials, must also comply with our certificate of incorporation, bylaws and Delaware law.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of reports furnished to the officers that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater then 10% stockholders were complied with.


Munster, Indiana
March 22, 2002

                                REVOCABLE PROXY
                              AMB FINANCIAL CORP.

|X|     PLEASE MARK VOTES
        AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2002

The undersigned hereby appoints the Board of Directors of AMB Financial Corp., and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of AMB Financial which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on April 24, 2002 at 10:30 a.m., and at any and all adjournments or postponements thereof, as follows:

I. The election as directors of all nominees listed below:

JOHN G. PASTRICK    ROBERT E. TOLLEY            For      With-        For all
                                                         hold         Except
                                                [_]       [_]           [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

II. The ratification of the appoint-ment of Cobitz, VandenBerg & Fennessy as independent auditors of AMB Financial for the fiscal year ending December 31, 2002.

                                                For      Against      Abstain
                                                [_]        [_]          [_]

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the annual meeting or any adjournment thereof.


                 The Board of Directors recommends a vote "FOR"
                             the listed proposals.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please be sure to sign and date
this Proxy in the box below.                      ------------------------------
                                                  Date
--------------------------------------------------------------------------------


------Stockholder sign above-----------------Co-holder (if any) sign above------

   Detach above card, sign, date and mail in postage paid envelope provided.

                              AMB FINANCIAL CORP.
--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the above signed be present and elect to vote at the annual meeting or at any adjournment thereof, and after notification to the Secretary of AMB Financial at the meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The above signed acknowledges receipt from AMB Financial, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement dated March 22, 2002 and the AMB Financial's Annual Report to Stockholders for the fiscal year ending December 31, 2001.

Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________________________

____________________________________________________

____________________________________________________